Equity Method Investment, Net (Details) - Schedule of Unaudited Financial Information for these Equity Method Investees - Equity Method Investment, Nonconsolidated Investee or Group of Investees [Member] - CNY (¥)
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Balance sheet data:
Current assets	¥ 522,025	¥ 854,415
Non-current assets	78,290	171,618
Total assets	600,315	1,026,033
Current liabilities	72,210	226,849
Total liabilities	72,210	226,849
Equity	528,105	799,184
Total liabilities and shareholders’ equity	600,315	1,026,033
Operating data:
Revenue	13	5,569	¥ 4,094
Operating (loss)/income	1,188	(14,412)	(4,253)
Net (loss)/income	¥ 1,448	¥ (14,093)	¥ (3,994)